Exhibit 10.14

Confidential treatment has been requested for portions of this exhibit.  The copy filed herewith omits the information subject to the confidentiality request.  Omissions are designated as [*****].  A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

GOOGLE SERVICES AGREEMENT

COMPANY INFORMATION

COMPANY:  DemandMedia, Inc.

	Business Contact:	Legal Contact:	Technical Contact:
Name:	Michael Wann	Rick Danis	Andy Lam
Title:	SVP Business Development	VP, Assistant General Counsel	Monetization Director
Address, City, State, Postal Code:	1299 Ocean Avenue Santa Monica, CA 90401	5808 Lake Washington Blvd., Suite 300 Kirkland, WA 98033	1299 Ocean Avenue Santa Monica, CA 90401
Phone:	310-917-6450	425-298-2663	310-656-6327
Fax:		425-298-2763
Email:	mike@demandmedia.com	rick@demandmedia.com	andy.lam@demandmedia.com

TERM

TERM: Starting on September 1, 2012 (“Effective Date”) and continuing through August 31, 2014 (inclusive)

SEARCH SERVICES

☒ WEBSEARCH SERVICE (“WS”)	Calculated Search Fees

Sites approved for WS: See Section 1.26 below	$[*****]/[*****]Requests for Search Results Sets

ADVERTISING SERVICES

☒ ADSENSE FOR DOMAINS (“AFD”)	AFD Revenue Share Percentage	AFD Deduction Percentage

Sites approved for AFD: See Section 1.26 below	See Exhibit A	[*****]%

☒ AFD WITH ADSENSE FOR SEARCH (“AFD/AFS”)	AFD/AFS Revenue Share Percentage	AFD/AFS Deduction Percentage

Sites approved for AFD/AFS: See Section 1.26 below	See Exhibit B	[*****]%

*****Confidential material redacted and filed separately with the Securities and Exchange Commission.

CURRENCY

☐ AUD	☐ JPY
☐ CAD	☐ KRW
☐ EUR	☒ USD
☐ GBP	☐ Other

This Google Services Agreement (“Agreement”) is entered into by Google Inc. (“Google”) and DemandMedia, Inc. (“Company”) and is effective as of the Effective Date.

1.              Definitions.  In this Agreement:

1.1.                “Ad” means an individual advertisement provided through the applicable Advertising Service.

1.2.                “Ad Deduction” means, for each of the Advertising Services, for any period during the Term, the Deduction Percentage (listed on the front pages of this Agreement) of Ad Revenues.

1.3.                “Ad Revenues” means, for each of the Advertising Services, for any period during the Term, revenues that are recognized by Google and attributed to Ads in that period.

1.4.                “Ad Set” means a set of one or more Ads.

1.5.                “Advertising Services” means the advertising services selected on the front pages of this Agreement.

1.6.                “AFD Guidelines” means the guidelines applicable to AFD as provided by Google to Company from time to time.

1.7.                “Affiliate” of a party means any corporate entity that directly or indirectly controls, is controlled by or is under common control with that party.

1.8.                “Authorized Name” means (1) a Parked Domain (a) registered by Company, (b) for which Company controls and administers to which Domain Name System server (“DNS Server”) that Parked Domain points and [*****] (2) a Third Party Domain.

1.9.                “Brand Features” means each party’s trade names, trademarks, logos and other distinctive brand features.

1.10.         “Company Content” means any content served to End Users that is not provided by Google.

1.11.         “Confidential Information” means information disclosed by (or on behalf of) one party to the other party under this Agreement that is marked as confidential or would normally be considered confidential under the circumstances in which it is presented.  It does not include information that the recipient already knew, that becomes public through no fault of the recipient, that was independently developed by the recipient, or that was lawfully given to the recipient by a third party.

1.12.         “End Users” means individual human end users of a Site.

1.13.         “Intellectual Property Rights” means all copyrights, moral rights, patent rights, trademarks, rights in or relating to Confidential Information and any other intellectual property or similar rights (registered or unregistered) throughout the world.

1.14.         “Net Ad Revenues” means, for each of the Advertising Services, for any period during the Term, Ad Revenues for that period minus the Ad Deduction for that period.

1.15.         “Parked Domain” means a domain that is (a) primarily used to serve advertisements targeted by the domain name, related searches or popular categories and (b) commonly referred to as a parked domain.

1.16.         “Pre-Existing Agreement” means an agreement which [*****].

*****Confidential material redacted and filed separately with the Securities and Exchange Commission.

1.17.         “Request” means a request from Company or an End User (as applicable) to Google for a Search Results Set and/or an Ad Set (as applicable).

1.18.         “Results” means Search Results Sets, Search Results, Ad Sets or Ads.

1.19.         “Results Page” means any Site page which contains any Results.

1.20.         “Search Box” means a search box (or other means approved by Google) for the purpose of sending search queries to Google as part of a Request.

1.21.         “Search Query” means a text query entered and submitted into a Search Box on the Site by an End User, a click on a text link on the Site that is identified as a search query where the text link is reasonably related to the subject matter area indicated by the Site URL, or a URL that is an Authorized Name submitted by an End User through the address bar of an Internet browser.

1.22.         “Search Result” means an individual search result provided through the applicable Search Service.

1.23.         “Search Results Set” means a set of one or more Search Results.

1.24.         “Search Services” means the search services selected on the front pages of this Agreement.

1.25.         “Services” means the Advertising Services and/or Search Services (as applicable).

1.26.         “Site(s)” means Authorized Names.  For purpose of clarity, in the event Company develops a bona fide content site, then such bona fide content site will no longer be deemed a “Site” under this Agreement.

1.27.         “Third Party Domain” means a Parked Domain (a) registered by a third party where that third party has an agreement with Company to permit Company to implement and maintain the Services on that Parked Domain, (b) for which that third party controls and administers to which DNS Server that Parked Domain points, and [*****].

1.28.         “Third Party Domain Registrant” means the third party registrant of a Third Party Domain.

2.              Launch, Implementation and Maintenance of Services.

2.1.                Launch. The parties acknowledge launch of the Services as of the Effective Date.  In the event that any additional Services are implemented under this Agreement, Company will not launch its implementation of the Services [*****], until Google has approved the implementation in writing, [*****].

2.2.                Implementation and Maintenance.

(a)                     For the remainder of the Term, Google will make available and Company will implement and maintain each of the Services on each of the Sites, except (i) as provided in the AFD Guidelines, and (ii) use of Google WS shall be at Company’s election.

(b)                     Company will ensure that Company:

(i)                         is the technical and editorial decision maker in relation to each page, including Results Pages, on which the Services are implemented; and

*****Confidential material redacted and filed separately with the Securities and Exchange Commission.

(ii)                      has control over the way in which the Services are implemented on each of those pages.

(c)                      Company will ensure that the Services are implemented and maintained in accordance with:

(i)                         the mock ups and specifications for the Services included in the exhibits to this Agreement and as updated from time to time by Company; provided that any material changes made to the look and feel, dimension and/or placement of the Results are subject to the parties mutual written consent;

(ii)                      the AFD Guidelines; and

(iii)                   Google technical protocols (if any) and any other technical requirements and specifications applicable to the Services that are provided to Company by Google from time to time.

(d)                     Company will request [*****].

(e)                      Company will ensure that (i) every Search Query generates a Request, (ii) every Request is generated by a Search Query and (iii) every Request contains the Search Query that generated that Request.

(f)                       Google will, upon receiving a Request sent in compliance with this Agreement, provide a Search Results Set and/or an Ad Set (as applicable) when available.  Company will then display the Search Results Set and/or Ad Set (as applicable) on the applicable Site.

(g)                      Company will ensure that at all times during the applicable Term, Company has a clearly labeled and easily accessible privacy policy in place relating to the Site(s) and that this privacy policy:

(i)                         clearly discloses to End Users that third parties may be placing and reading cookies on End Users’ browsers, or using web beacons or similar technologies to collect information in the course of advertising being served on the Site(s);  and

(ii)                      includes information about End Users’ options for cookie management.

(h)                     Company will use commercially reasonable efforts to ensure that an End User gives consent to the storing and accessing of cookies and other information on the End User’s device in connection with the Services where such consent is required by law.

3.              Policy and Compliance Obligations.

3.1                   Policy Obligations. Company will not, and will not [*****] allow any third party to:

(a)                     modify, obscure or prevent the display of all, or any part of, any Results;

(b)                     edit, filter, truncate, append terms to or otherwise modify any Search Query;

(c)                      display any Results in pop-ups, exit windows, expanding buttons, animation or other similar methods;

(d)                     interfere with the display of or frame any Results Page or any page accessed by clicking on any Results;

*****Confidential material redacted and filed separately with the Securities and Exchange Commission.

(e)                      display any content between any Results and any page accessed by clicking on those Results or place any interstitial content immediately before any Results Page containing any Results;

(f)                       [*****]

(g)                      directly or indirectly, (i) offer incentives to End Users to generate Requests or clicks on Results, (ii) fraudulently generate Requests or clicks on Results or (iii) modify Requests or clicks on Results;

(h)                     “crawl”, “spider”, index or in any non-transitory manner store or cache information obtained from the Services (including Results);

(i)                         display on any Site, any content that violates or encourages conduct that would violate the AFD Guidelines, Google technical protocols and any other technical requirements and specifications applicable to the Services that are provided to Company by Google from time to time.

(j)                        enter into any type of arrangement with a third party where that third party receives a financial benefit regarding Results, except that Company may provide a financial benefit to a Third Party Domain Registrant regarding Results appearing on Third Party Domain(s) of that Third Party Domain Registrant so long as the Third Party Domain Registrant does not share any of this financial benefit with another party or enter into any type of arrangement with another party where that party receives a financial benefit regarding Results;

(k)                     allow Company Content on any page on a Site to lead to another Parked Domain or search portal;

(l)                         [*****] implement the Services on any URL that violates a third party trademark; or

(m)                 use [*****].

3.2                   Compliance Obligations.  Company will not [*****] allow any use of or access to the Services through any Site which is not in compliance with the terms of this Agreement.  Company will use commercially reasonable efforts to monitor for any such access or use and will, if any such access or use is detected, take all reasonable steps requested by Google to disable this access or use.  If Company is not in compliance with this Agreement at any time, Google may with notice to Company, suspend provision of all (or any part of) the applicable Services until Company implements adequate corrective modifications as reasonably required and determined by Google.

4.              Conflicting Services.

4.1  Except for (a) those Authorized Names which are subject to a Pre-existing Agreement (as defined below), (b) those [*****], and (c) Company’s [*****], Company agrees that during the Term, Company: (i) [*****] which is the same as or substantially similar in nature to [*****], and (ii) shall not [*****].

4.2  Any domains that are Authorized Names which are (x) [*****], so long as such domains are not subject to a Pre-existing Agreement, or (y) [*****] unless otherwise prohibited by a Pre-existing Agreement.

4.3  Company will use its commercially reasonable efforts to [*****].  If Company cannot [*****] pursuant to a Pre-existing Agreement simultaneously, and (b) any [*****] during the Term.

4.4  [Reserved]

4.5  Notwithstanding this Section 4, (i) in the event that all [*****]; and (ii) in the event Google [*****].

*****Confidential material redacted and filed separately with the Securities and Exchange Commission.

5.              Third Party Hosting. Company may display Search Results/AFD Ads on Third Party Domains (this display, the “Third Party Hosting Relationship”) only in accordance with the Google technical protocols, the AFD Guidelines and the terms of this Agreement. Company is responsible for any use of, or access to, the AFD and AFD/AFS Service, including Search Results/AFD Ads, by any Third Party Domain or Third Party Domain Registrant. If the conduct of a Third Party Domain or Third Party Domain Registrant would be a breach of this Agreement had the conduct been performed by Company, this Third Party Domain or Third Party Domain Registrant conduct (as appropriate) will be treated as Company’s breach of this Agreement.

6.              Changes and Modifications.

6.1.                By Google.  If Google modifies AFD Guidelines or the Google technical protocols and the modification requires action by Company, Company will take the necessary action [*****].

6.2.                By Company.

(a)                     Company will provide Google with [*****] notice of any [*****] that could reasonably be expected to affect the delivery or display of any [*****].

(b)                     If a fault in Company’s implementation of the Services (or any part of them) could cause or is causing an interruption or degradation of the Services (or any of them), Company will use commercially reasonable efforts to make the required fixes or changes [*****].

6.3.                Site List Changes.

(a)         If requested by Google in writing, Company will provide Google with a current listing of all Sites that have implemented the Services.  If applicable, the listing of Sites will be segmented as specified by Google.

(b)         If there is a change in control of any [*****] unless the entire Agreement is assigned to the third party controlling the Site in compliance with Section 15.3 below, from the date of that change in control of the Site, that Site will be treated as removed from this Agreement.  Company will ensure that from that date, the Services are no longer implemented on that Site.

7.              Intellectual Property.  Except to the extent expressly stated otherwise in this Agreement, neither party will acquire any right, title or interest in any Intellectual Property Rights belonging to the other party, or to the other party’s licensors.

8.              Brand Features.

8.1                               Google may include Company’s Brand Features in customer lists.  Google will provide Company with a sample of this usage if requested by Company.  [*****]

9.              Payment.

9.1.                Search Services.

(a)         Google will, unless it has notified Company otherwise, [*****]payable by Company under this Agreement [*****].

(b)         Even if the [*****] under subsection 9.1(a), Google will [*****]Company for [*****]after the [*****] are rendered.  [*****], Company will pay the invoice amount, if any, to Google within [*****] of the date of invoice.

(c)          The Search Fees owed to Google under this Agreement will be calculated using the [*****] as reported by Google.

*****Confidential material redacted and filed separately with the Securities and Exchange Commission.

9.2.                Advertising Services.

(a)         For each applicable Advertising Service, Google will pay Company an amount equal to the Revenue Share Percentage (listed on the front pages of this Agreement) of [*****].  This payment will be made in the month following the calendar month in which the applicable Ads were displayed.

(b)         Google’s payments for Advertising Services under this Agreement will be based on Google’s accounting [*****].

9.3.                All Services.

(a)         As between Google and Company, Google is responsible for all taxes (if any) associated with the transactions between Google and advertisers in connection with Ads displayed on the Sites. Company is responsible for all taxes (if any) associated with the Services, other than taxes based on Google’s net income.  All payments to Company from Google in relation to the Services will be treated as inclusive of tax (if applicable) and will not be adjusted.  If Google is obligated to withhold any taxes from its payments to Company, Google will notify Company of this and will make the payments net of the withheld amounts.  Google will provide Company with original or certified copies of tax payments (or other sufficient evidence of tax payments) if any of these payments are made by Google.

(b)         All payments due to Google or to Company will be in the currency specified in this Agreement and made by electronic transfer to the account notified to the paying party by the other party for that purpose.  The party receiving payment will be responsible for any bank charges assessed by the recipient’s bank.

(c)          In addition to other rights and remedies Google may have, Google may [*****] between Company and Google.  Google may [*****].

9.4.                Accounting.

(a)         Upon written request during the Term and no more than once a year, Google will make available to Company the latest available SSAE 16 or equivalent report from a reputable, independent certified public accounting firm covering the key controls and validation mechanisms in place to meet the revenue reporting and payment obligations under this Agreement.

10.                   Warranties; Disclaimers.

10.1.         Warranties.  Each party warrants that (a) it has full power and authority to enter into this Agreement; and (b) entering into or performing under this Agreement will not violate any agreement it has with a third party.

10.2.         Disclaimers.  Except as expressly provided for in this Agreement and to the maximum extent permitted by applicable law, NEITHER PARTY MAKES ANY WARRANTY OF ANY KIND, WHETHER IMPLIED, STATUTORY, OR OTHERWISE AND DISCLAIMS, WITHOUT LIMITATION, WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR USE, AND NONINFRINGEMENT.

11.                   Indemnification.

11.1.         By Company.  Company will indemnify, defend, and hold harmless Google from and against all liabilities, damages, and costs (including settlement costs) arising out of [*****].

*****Confidential material redacted and filed separately with the Securities and Exchange Commission.

11.2.         By Google.  Google will indemnify, defend, and hold harmless Company from and against all liabilities, damages, and costs (including settlement costs) arising out of [*****].  For purposes of clarity, Google will not have any obligations or liability under this Section 11 arising from [*****].

11.3.         General.  The party seeking indemnification will promptly notify the other party of the claim and cooperate with the other party in defending the claim.  The indemnifying party has full control and authority over the defense, except that any settlement requiring the party seeking indemnification to admit liability or to pay any money will require that party’s prior written consent, such consent not to be unreasonably withheld or delayed.  The other party may join in the defense with its own counsel at its own expense.  [*****].

12.                   Limitation of Liability.

12.1.         Limitation.

(a)                     NEITHER PARTY WILL BE LIABLE UNDER THIS AGREEMENT FOR LOST REVENUES OR INDIRECT, SPECIAL, INCIDENTAL, CONSEQUENTIAL, EXEMPLARY, OR PUNITIVE DAMAGES, EVEN IF THE PARTY KNEW OR SHOULD HAVE KNOWN THAT SUCH DAMAGES WERE POSSIBLE AND EVEN IF DIRECT DAMAGES DO NOT SATISFY A REMEDY.

(b)                     NEITHER PARTY WILL BE LIABLE UNDER THIS AGREEMENT FOR [*****]. FOR SAKE OF CLARITY, IN NO EVENT SHALL COMPANY’S LIABILITY FOR ANY CLAIM ARISING OUT OF THIS AGREEMENT [*****].

(c)                      THE LIMITATIONS SET FORTH IN THIS SECTION 12.1 SHALL NOT APPLY TO ANY UNDISPUTED AMOUNTS DUE UNDER THIS AGREEMENT FROM ONE PARTY TO THE OTHER PARTY.

12.2.         Exceptions to Limitations.  These limitations of liability do not apply to Company’s breach of Section 4, breaches of confidentiality obligations contained in this Agreement, [*****], or indemnification obligations contained in this Agreement.

13.                   Confidentiality; PR.

13.1.         Confidentiality.  The recipient of any Confidential Information will not disclose that Confidential Information, except to Affiliates, employees, and/or agents who need to know it and who have agreed in writing to keep it confidential.  The recipient will ensure that those people and entities use Confidential Information only to exercise rights and fulfill obligations under this Agreement and keep the Confidential Information confidential.  The recipient may also disclose Confidential Information when required by law after giving the discloser reasonable notice and the opportunity to seek confidential treatment, a protective order or similar remedies or relief prior to disclosure.

13.2.         [*****].

13.3.         PR.  Subject to Section 13.2, neither party will issue any public statement regarding this Agreement without the other party’s prior written approval.

14.                   Term and Termination.

14.1.         Term.  The term of this Agreement is the Term stated on the front pages of this Agreement, unless earlier terminated as provided in this Agreement.

*****Confidential material redacted and filed separately with the Securities and Exchange Commission.

14.2.         Termination.

(a)         Either party may terminate this Agreement with notice if the other party is in material breach of this Agreement:

(i)             where the breach is incapable of remedy;

(ii)          where the breach is capable of remedy and the party in breach fails to remedy that breach within 30 days after receiving notice from the other party; or

(iii)       more than twice even if the previous breaches were remedied.

(b)         Google may in its sole reasonable discretion [*****], and in the event thereof, will make commercially reasonable efforts to provide Company with prior written notice.

(c)          In the event Google [*****], Company may [*****].

(d)         Google may in its sole discretion terminate all or any part of this Agreement upon [*****]notice to Company, and Google may terminate for its convenience, [*****] written notice to Company, Company’s right to [*****], except that, should Google determine to [*****].  Upon Google’s prior written notice to Company, Company will be [*****].

(e)          Google reserves the right to suspend or terminate Company’s use of any Services that are alleged or reasonably believed by Google to infringe or violate a third party right; [*****].  If any suspension of a Service under this subsection 14.2(f) continues [*****], Company may immediately terminate this Agreement upon notice to Google.

(f)           Upon the expiration or termination of this Agreement for any reason:

(i)                         all rights and licenses granted by each party will cease immediately; and

(ii)                      if requested, each party will use commercially reasonable efforts to promptly return to the other party, or destroy and certify the destruction of, all Confidential Information disclosed to it by the other party.

14.3  Google shall take commercial reasonable efforts to notify Company with prior written notice, in the event that Google, in its sole reasonable discretion (i) [*****], and/or (ii) [*****].  Notwithstanding the foregoing and subject to the terms and conditions of the Agreement, in the event [*****], Company may notify Google [*****].

(a)  [*****].

(b)  [*****].

(c)  [*****].

14.4  Subject to the terms and conditions of the Agreement, in the event [*****], Company may notify Google [*****].

(a)  An [*****]is determined [*****].

(b)  [*****], Company shall have [*****] with prior written notice to Google.

(c)  If on the other hand, [*****].

(d)  [*****], Company shall have [*****] with prior written notice to Google.

*****Confidential material redacted and filed separately with the Securities and Exchange Commission.

15.                   Miscellaneous.

15.1.         Compliance with Laws.  Each party will comply with all applicable laws, rules, and regulations in fulfilling its obligations under this Agreement.

15.2.         Notices.  All notices will be in writing and addressed to the attention of the other party’s Legal Department and primary point of contact.  Notice will be deemed given (a) when verified by written receipt if sent by personal courier, overnight courier, or mail; or (b) when verified by automated receipt or electronic logs if sent by facsimile or email.

15.3.         Assignment.  Neither party may assign or transfer any part of this Agreement without the written consent of the other party, except to an Affiliate but only if (a) the assignee agrees in writing to be bound by the terms of this Agreement and (b) the assigning party remains liable for obligations under this Agreement.  Any other attempt to transfer or assign is void.

15.4.         Change of Control.  Upon the earlier of (i) entering into an agreement providing for a change of control (for example, through a stock purchase or sale, merger, asset sale, liquidation or other similar form of corporate transaction), (ii) the board of directors of a party recommending its shareholders approve a change of control, or (iii) the occurrence of a change of control (each, a “Change of Control Event”), the party experiencing the Change of Control Event will provide notice to the other party promptly, but no later than 3 days, after the occurrence of the Change of Control Event.  The other party may terminate this Agreement by sending notice to the party experiencing the Change of Control Event and the termination will be effective upon the earlier of delivery of the termination notice or 3 days after the occurrence of the Change of Control Event.  For purposes of clarity, a Change of Control Event includes: (a) the sale of all or substantially all of the assets of a party to another person or entity (other than to a subsidiary of such party); (b) any merger or consolidation of a party into or with another corporation or entity in which holders of the capital stock of such party immediately prior to the consummation of the transaction hold, directly or indirectly, immediately following the consummation of the transaction, less than 50% of the capital stock in the surviving entity in such transaction; or (c) any other acquisition [*****] by a third party not an Affiliate of the acquired party or its stockholders (or group of third parties (within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended) not an Affiliate of such party or its stockholders) of a majority of such party’s outstanding voting power.

15.5.         Governing Law.  This Agreement is governed by California law, excluding California’s choice of law rules. FOR ANY DISPUTE ARISING OUT OF OR RELATING TO THIS AGREEMENT, THE PARTIES CONSENT TO PERSONAL JURISDICTION IN, AND THE EXCLUSIVE VENUE OF, THE COURTS IN SANTA CLARA COUNTY, CALIFORNIA.

15.6.         Equitable Relief.  Nothing in this Agreement will limit either party’s ability to seek equitable relief.

15.7.         Entire Agreement; Amendments.  This Agreement is the parties’ entire agreement relating to its subject and supersedes any prior or contemporaneous agreements on that subject.  Any amendment must be in writing signed by both parties and expressly state that it is amending this Agreement.

15.8.         No Waiver.  Failure to enforce any provision will not constitute a waiver.

15.9.         Severability.  If any provision of this Agreement is found unenforceable, the balance of this Agreement will remain in full force and effect.

15.10.  Survival.  The following sections of this Agreement will survive any expiration or termination of this Agreement: 7 (Intellectual Property), 11 (Indemnification), 12 (Limitation of Liability), 13 (Confidentiality; PR) and 15 (Miscellaneous).

*****Confidential material redacted and filed separately with the Securities and Exchange Commission.

15.11.  Independent Contractors.  The parties are independent contractors and this Agreement does not create an agency, partnership, or joint venture.

15.12.  No Third Party Beneficiaries.  There are no third-party beneficiaries to this Agreement.

15.13.  Force Majeure.  Neither party will be liable for inadequate performance to the extent caused by a condition (for example, natural disaster, act of war or terrorism, riot, labor condition, governmental action, and Internet disturbance) that was beyond the party’s reasonable control.

15.14.  Counterparts.  The parties may execute this Agreement in counterparts, including facsimile, PDF or other electronic copies, which taken together will constitute one instrument.

Signed:

Google		Company

By:	/s/ Nikesh Arora	By:	/s/ Richard Rosenblatt
Print Name: Nikesh Arora		Print Name: Richard Rosenblatt
Title: President, Global Sales and Business Development		Title: Chairman and Chief Executive Officer
Date: August 14, 2012		Date: August 13, 2012

EXHIBIT A

AFD Revenue Share Percentage

[*****]

*****Confidential material redacted and filed separately with the Securities and Exchange Commission.

EXHIBIT B

AFD/AFS Revenue Share Percentage

[*****]

*****Confidential material redacted and filed separately with the Securities and Exchange Commission.

Exhibit C

[*****]

*****Confidential material redacted and filed separately with the Securities and Exchange Commission.

EXHIBIT D

[*****]

*****Confidential material redacted and filed separately with the Securities and Exchange Commission.

EXHIBIT E

[*****]

*****Confidential material redacted and filed separately with the Securities and Exchange Commission.